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                                                                    Exhibit 23.1
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-60509 and 333-61923.

                                                             ARTHUR ANDERSEN LLP

Houston, Texas
March 31, 1999